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                              PERFORMANCE GUARANTEE

                  This Performance Guarantee is made as of August 24, 2000 by Virginia Surety Company, Inc., a corporation organized under the laws of Illinois ("VSC"), in favor of Dealer Auto Receivables Owner Trust 2000-1 (the "TRUST").

                  WHEREAS, Premier Auto Finance, Inc. (the "SERVICER") is a wholly-owned indirect subsidiary of VSC and the indirect general partner of Premier Auto Finance, L.P. (the "SELLER") and VSC is expected to receive substantial indirect benefits from the transactions contemplated by the Transaction Documents; and

                  WHEREAS, as an inducement for (i) the Depositor to enter into the Transfer and Sale Agreement with the Seller and purchase from the Seller the Contract Assets and (ii) the Trust to enter into the Sale and Servicing Agreement with the Depositor and acquire from the Depositor, among other things, the Contract Assets and the Depositor's rights under the Transfer and Sale Agreement, VSC has agreed to guaranty the due and punctual payment and performance of the Seller's obligations under SECTION 5.01 of the Transfer and Sale Agreement.

         SECTION 1. DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Sale and Servicing Agreement, dated as of August 24, 2000 (the "SALE AND SERVICING AGREEMENT"), among the Trust, as Issuer, Dealer Auto Receivables Corp. (the "DEPOSITOR"), Premier Auto Finance, Inc., as Servicer, and The Bank of New York, as Indenture Trustee.

         SECTION 2. GUARANTEE OF REPURCHASE OBLIGATION. VSC hereby unconditionally guarantees in favor of the Trust and its successor and assigns the full and punctual performance by the Seller of its obligations under SECTION 5.01 of the Transfer and Sale Agreement (the "SELLER OBLIGATIONS").

         SECTION 3. NATURE OF OBLIGATIONS. This Performance Guarantee is an absolute, unconditional and continuing guaranty of the full and punctual payment of the Seller Obligations and is in no way conditioned upon any requirement that the Trust first attempt to collect any amounts owing by the Seller to the Depositor or to resort to any collateral security or any other means of obtaining payment. Should the Seller default in the payment or performance of the Seller Obligations, the Trust or its assigns may cause the immediate performance by VSC of such Seller Obligations and cause any payment Seller Obligations to become forthwith due and payable to the Trust or its assigns, without demand or notice of any nature, all of which are expressly waived by VSC.

                  VSC further agrees, as the principal obligor and not as a guarantor only, to pay to the Trust or its assigns forthwith upon demand in funds immediately available all reasonable costs and expenses incurred or expended by the Trust or its assigns in connection with the Seller Obligations, this Performance Guarantee and the enforcement thereof.

         SECTION 4. WAIVERS. Without limiting the generality of any other provision of this Performance Guarantee, VSC expressly waives:



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                  (a) notice of acceptance by the Trust of this Performance
Guarantee;

                  (b) notice of the existence, creation, performance or nonperformance of all or any of the Seller Obligations;

                  (c) presentment, demand, notice of dishonor, protest, notice of protest, notice of default and all other notices whatsoever with respect to the performance of the Obligations or any performance by the Seller under the Transfer and Sale Agreement or the Servicer under the Sale and Servicing Agreement;

                  (d) any right to direct or affect the manner or timing of the Trust's enforcement of its rights or remedies;

                  (e) any defense, right of set-off or other claim whatsoever that VSC may have against the Trust in connection herewith or any other transaction, related or unrelated;

                  (f) all other principles or provisions of law, if any, that conflict with the terms of this Performance Guarantee, including, without limitation, the effect of any circumstances that may or might constitute a legal or equitable discharge of a guarantor or surety;

                  (g) the invalidity or unenforceability of any of the Obligations; and

                  (h) any change in, or the imposition of, any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or performance when due of the Obligations.

                  VSC hereby agrees that the validity or enforceability of this Performance Guaranty shall not be impaired or affected by any of the following:

                  (a) an amendment or modification of, or supplement to, the Transfer and Sale Agreement or any other Transaction Document, including, without limitation, any amendment or modification of the Obligations;

                  (b) any waiver, consent, extension, granting of time, forbearance, indulgence or other action or inaction under the Transfer and Sale Agreement or the other Transaction Documents or any right or remedy with respect thereto;

                  (c) any exercise or non-exercise of any right, power or remedy with respect to the Obligations or any Transaction Document; or

                  (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, or any other obligation of any person or entity with respect to the Obligations.

         SECTION 5. REPRESENTATIONS AND WARRANTIES.

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                  (a) VSC is a corporation duly organized, validly existing
and in good standing under the laws of its jurisdiction of incorporation and qualified to do business in all jurisdictions where such qualification is required except where failure to be so qualified could not be reasonably expected to have a material adverse effect on its ability to perform its obligations hereunder or the validity or enforceability of this Performance Guarantee.

                  (b) VSC has full power, authority and legal right to execute and deliver, and to perform their obligations under, this Performance Guarantee, and all necessary corporate action to authorize this Performance Guarantee on the terms and conditions hereof and to authorize the execution, delivery and performance of this Performance Guarantee has been duly taken.

                  (c) This Performance Guarantee has been duly executed and delivered by VSC and constitutes the legal, valid and binding obligations of VSC enforceable against VSC in accordance with its terms, except to the extent that such enforceability is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally, or the availability of equitable remedies, which are subject to the discretion of the court before which an action may be brought.

                  (d) The execution, delivery performance by VSC of this Performance Guarantee and the consummation by VSC of the transactions contemplated hereby do not contravene and will not be in contravention of any applicable law, the corporate charter or bylaws of VSC or any order or material agreement by which VSC or any of its property is bound.

         SECTION 6. TERMINATION. This Performance Guarantee shall remain in full force and effect until the Obligations have been terminated.

         SECTION 7. GOVERNING LAW. This Agreement and all matters arising hereunder or in connection herewith shall be governed by and construed and enforced in accordance with the laws of the State of New York.

         SECTION 8. NOTICES. All notices, demands or other communications hereunder shall be given or made in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to a Responsible Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

                  (a)      If to the Seller:

                           At the address set forth in the Sale and Servicing Agreement

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                  (b)      If to VSC:

                           Virginia Surety Company, Inc.
                           123 N. Wacker Drive
                           Chicago, IL 60606
                           Attention:  Ronald D. Markovits, Esq.
                           Fax No:  (312) 701-4910

                  (c)      If to the Trust:

                           Dealer Auto Receivables Owner Trust 2000-1
                           Chase Manhattan Bank USA, National Association 1201 Market Street
                           Wilmington, Delaware 19801
                           Attention: Corporate Trustee Administration
                                      Department
                           Telecopier No.: 302/984-4903

         SECTION 9. AMENDMENTS. This Agreement may be modified, amended or supplemented only by the mutual written agreement of the parties hereto and the consent of the Indenture Trustee.

         SECTION 10. HEADINGS. The headings in this Performance Guarantee are for convenience of reference only and are not part of the substance of this Performance Guarantee.

         SECTION 11. SEVERABILITY. Whenever possible, each provision of this Performance Guarantee shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Performance Guarantee shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Performance Guarantee.

         SECTION 12. SUCCESSORS AND ASSIGNS. This Performance Guarantee and all obligations of VSC hereunder shall be binding upon the successors and assigns of VSC and shall inure to the benefit of the Trust. VSC hereby acknowledges that this Performance Guarantee will be assigned by the Trust to the Indenture Trustee for the benefit of the Noteholders.

                            [signature page follows]






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                  IN WITNESS WHEREOF, the undersigned has executed and
delivered this Performance Guarantee as of the date first above written.

                                            VIRGINIA SURETY COMPANY, INC.

                                            By: /s/ David L. Cole
                                               ---------------------------------

                                            Name:  David L. Cole
                                                 -------------------------------

                                            Title: President
                                                  ------------------------------










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